PAR PETROLEUM CORPORATION

TEXADIAN ENERGY

PAR PETROLEUM CORPORATION

Hawaii Independent Energy

Mid-Pac Acquisition and Rights Offering Presentation July 2014 Exhibit 99.1

TEXADIAN ENERGY
PAR PETROLEUM CORPORATION
Hawaii Independent Energy

The company filed a prospectus supplement with the SEC on July 22, 2014, which prospectus supplement provides the terms of the rights offering and supplements the accompanying prospectus, dated July 7, 2014, which is part of the Company’s registration statement on Form S-3, File No. 333-195662.  This communication is being used in connection with the rights offering.  Before you invest, you should read the prospectus supplement, the prospectus in the registration statement and other documents that the Company has filed with the SEC for more complete information about the Company and this rights offering. You may get these documents for free by visiting EDGAR on the SEC website at
www.sec.gov.
Alternatively, you may obtain a
prospectus supplement and prospectus from the information agent for the rights offering at the following address and telephone number: D.F. King & Co., Inc., 48 Wall Street, New York, NY  10005.  Banks and Brokers
call collect: (212) 269-5550.  All others call Toll Free: (800) 967-4607.

TEXADIAN ENERGY
PAR PETROLEUM CORPORATION
Hawaii Independent Energy

Forward Looking Disclaimer
Certain statements in this presentation may constitute “forward-looking” statements as defined in various provisions of the federal securities law or in releases made by the SEC, all as may be amended from time to time.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements.
The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control, including:  our ability to successfully complete the pending Mid Pac acquisition, integrate it with our operations and realize the anticipated benefits from the acquisition; our ability to identify all potential risks and liabilities in our due diligence of Mid Pac and its business; any unexpected costs or delays, including modifications to the terms of the transaction which may be required by
HSR, in connection with the pending Mid Pac acquisition; the continued availability of our net operating loss tax carryforwards; our ability to maintain adequate liquidity; compliance with legal and/or regulatory requirements; a liquid market for our common stock may not develop; the concentrated ownership of our common stock may depress its liquidity; our ability to generate cash flow may be limited; effectiveness of our disclosure controls and procedures and our internal controls over financial reporting; the potential for spills, discharges or other releases of petroleum products or hazardous substances; our level of indebtedness may prove excessive; and the other risks identified in our Prospectus Supplement filed with the SEC on July 22,
2014, and in our most recent periodic and current reports filed with the SEC.
In addition, management’s assumptions about future events may prove to be inaccurate. All readers are cautioned that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or that the forward-
looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements.  All forward-looking statements speak only as of the date they are made. We do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

4 Agenda I. Participants II. Par Fundamentals III. Mid-Pac Overview and Island Strategy IV. Rights Offering Details V. Par Overview

Participants
Melvyn Klein, Chairman of the Board
Will Monteleone, President & Chief Executive Officer
Curt Anastasio, Member of Board of Directors & Chairman of the
Operations and Technology Committee

TEXADIAN ENERGY

PAR PETROLEUM CORPORATION

Hawaii Independent Energy

Par Petroleum – Key Statistics
Key Statistics
(1) Share price and current balances as of July 24, 2014 other than cash and Term Loan; see note (4) below
(2) Pro forma for rights offering of $100 million at $16.00 / share.
(3) Total common shares outstanding as of the record date, July 21, 2014.
(4) Includes upsized facility as of July 28, 2014; $35 MM to be repaid from proceeds of rights offering
(5) Includes current maturities
Shareholder Base Overview
($ in millions, except share price)
Current
(1)
Pro forma
(2)
Total Shares Outstanding
(3)
30.3 36.7
Share Price 20.12 20.12
Market Capitilization $609.8 $737.8
Term Loan
(4)
85.00 50.00
Committed Bridge Facility ($75 MM) 0.00 0.00
ABL Facility 45.0 45.0
Retail Credit Agreement
(5)
29.1 29.1
Total Debt Outstanding $159.1 $124.1
(-) Cash and Cash Equivalents (62) (127)
Net Debt $97.1 ($2.9)
Total Enterprise Value $706.9 $734.9
Zell Credit
Opportunities
Master Fund LP
32%
Funds Managed
by Whitebox
Advisors LLC
24%
Other Holders
45%

TEXADIAN ENERGY

PAR PETROLEUM CORPORATION

Hawaii Independent Energy

Mid-Pac Overview

TEXADIAN ENERGY
PAR PETROLEUM CORPORATION
Hawaii Independent Energy

Mid-Pac Business Overview
Over 80 retail locations across 4 islands
Annualized refined product sales of approximately 74 million gallons of fuel (based on the 6 months ended 3/31/14)
Exclusive right to 76 brand for Hawaii through 2024
Fee owned real estate locations provides competitive advantage
4 refined product terminals with throughput rights to an additional site
– Throughput rights for Barbers Point Aloha
– Leased & operated terminal on Kauai
– Leased & operated terminal on Kona
– Owned terminal leased to HIE in Hilo
– Owned & operated terminal on Molokai (only terminal on island)

TEXADIAN ENERGY

PAR PETROLEUM CORPORATION

Hawaii Independent Energy

Mid-Pac Fits into Our Operating Strategy (1)
Core Strategic Element:
Hawaii is highly contractual market….optimal sales slate must be developed over time
Maximizing product slate value requires optimizing our jet sales which creates incremental gasoline range molecules
Optimal
Slate
(1) Hawaii aggregate markets based on Company estimates

Commercial Jet Demand
Military Jet / Diesel
Major Gasoline
~35mbpd
20% Effective 4/1
80% Effective 7/1
~6.5mbpd
100% Effective 10/1
~30,000 mbpd
100% Effective 1/1

TEXADIAN ENERGY
PAR PETROLEUM CORPORATION
Hawaii Independent Energy

Acquisition Summary
Investment in Mid-Pac provides significant cost savings opportunity by internalizing consumption and keeping product on-island
– Keeping product on-island vs. exporting is expected to improve margin by ~$6-10/barrel
– Mid-Pac sells ~4,200 bpd of gasoline and 1,000 bpd of diesel
Motor fuels
– Management believes Mid-Pac footprint is highly complementary
– Consolidation allows increased logistics efficiency and access to localized markets
Market access
– Mid-Pac adds access to Kauai motor fuel market
– Mid-Pac’s terminaling capability on Kona-side of Hawaii reduces trucking cost
– Mid-Pac owns in fee many retail locations
Other benefits
– Mid-Pac has full back office and creates immediate staff augmentation
– Long-term license of major brand name (76 brand)
Mid-Pac synergies
– In addition to the margin enhancing synergies relating to minimizing gasoline exports, Mid-Pac provides material cost savings at the retail and logistics level
– Mid-Pac is expected to provide approximately $5mm of annual cost savings

TEXADIAN ENERGY
PAR PETROLEUM CORPORATION
Hawaii Independent Energy

Rights Offering
The Company expects its two largest shareholders will subscribe to their pro rata portion of the offering
Par intends to raise $100 million of gross proceeds from the rights offering based upon the following terms:
Record date 7/21/2014
Shares/ right 0.21
Shares issued in offering 6,364,512
Pro forma shares outstanding 36,671,712
Exercise price/ share $16.00
Discount to market (7/21/14) 21%
Expiration date 8/13/2014 5:00 PM ET

Par Overview

TEXADIAN ENERGY

PAR PETROLEUM CORPORATION

Hawaii Independent Energy

Current Hawaii Operations
Refinery Integrated Logistics Retail
94,000 BPD Capacity
5.7x Nelson Complexity
2.4 MMBls crude oil and
feedstock storage
2.5 MMBls refined product
storage
Five refined product
terminals with
approximately 247,000 Bbls
of working capacity
Total of 290,000 Bbls of
shell capacity
27 miles of distribution
pipelines
Proprietary product lines to
Kalaeloa Barbers Point
Harbor from the Refinery
Single Point Mooring (SPM)
and associated subsea
crude oil and refined
product pipelines
Two dedicated time
chartered tug/barge units
One assist Tug
31 retail locations on Maui,
Hawaii and Oahi islands
27 company operated
retail outlets
One company controlled,
unattended cardlock
location
One company controlled,
dealer operated outlet
One dealer owned,
dealer operated outlet
Refining Unit
Capacity
(MBPD)
Crude Unit 94
Vacuum Distillation Unit 36
Hydrocracker 18
Catalytic Reformer 13
Visbreaker 11
Hydrogen Plant (MMCFD) 18
Naphtha Hydrotreater 13
Two company controlled,
commission agent
outlets

A B
C D

Pembina
Plains Midstream
Suncor
Inter Pipeline
Access
A
Spectra
Kinder Morgan
Portland Montreal
Trans-Northern
C
B
D
TransCanada
legend

TEXADIAN ENERGY

PAR PETROLEUM CORPORATION

Hawaii Independent Energy

Texadian acquired from SEACOR Holdings on
December 31, 2012 for $13 million + working
capital
Primary assets consist of the following as of
December 31, 2013:
– Historical pipeline positions on attractive
lines moving Canadian barrels from north
to south
– 178 leased railcars
– Leased tow and barge equipment
– Favorable relationships with major inland
marine providers
– Significant marine expertise in moving
Canadian barrels via barge from St. Louis
to the lower Mississippi river
Financed separately with access to $50 million
trade credit facility
Access to terminal and dock facility in Wood
River, IL
Pipeline Positions
Texadian Energy
Pipeline Origin Destination
Platte / Express Hardisty, Alberta Wood River, IL
Mustang Chicago, IL Patoka, IL

Marcellus - SW PA
Marcellus - NE PA
Marcellus – WV
Piceance - liquids rich
Pinedale Anticline
Fayetteville
Haynesville - Core
West Tavaputs
Marcellus - Central PA
Utica - Dry gas window
Barnett - Core
Haynesville - Tier I
Barnett - Non-core
Haynesville - Tier II
Eagle Ford - Gas window

Piceance Energy Overview
Concentrated acreage footprint in the historically
prolific Piceance basin
– Underlying geology characterized by consistent
Williams Fork sand with deeper Mancos / Niobrara
potential
Over 304 producing Williams Fork wells
Among the lowest cost gas weighted basins in the
continental U.S.
Liquids production of 19% on a volume basis in
the form of NGLs / Condensate
Over 3,500 undeveloped Williams Fork locations
Almost all leasehold interests held by production
Significant undeveloped resource base from the
Mancos / Niobrara shale
Piceance is commencing a one rig pad drilling
program in Q3’14, which is expected to grow
production and generate borrowing base
expansion to pursue future development
Required Henry Hub ($ / MCF )Price to Generate 11%
IRR
(1)
(1) Source: Goldman Sachs Global Investment Research
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00

TEXADIAN ENERGY
PAR PETROLEUM CORPORATION
Hawaii Independent Energy

Building a foundation for 2015 and beyond
2014 is a transition year for Par highlighted by the pending Mid-Pac acquisition
Increasing  on-island sales volumes is a core strategic initiative and there are several ongoing bidding processes with new customers
Crude purchasing strategy has improved feedstock differentials to Brent relative to what the refinery experienced in 2013 and Q1 2014
Anticipated immediate staff augmentation from the existing Mid-Pac personnel

TEXADIAN ENERGY
PAR PETROLEUM CORPORATION
Hawaii Independent Energy

Strategy & Conclusions
Investment in Mid-Pac provides significant value creation by internalizing consumption, keeping product on-island, and allowing the company to optimize its product and crude slate to the local economy
The acquired assets of Mid-Pac unlock value inside Par’s existing footprint
The current Hawaii operations, combined with this years’ transition/repositioning costs and Mid-Pac acquisition, offers potential for an attractive return on total invested capital
Strategy is to create ongoing, stable earnings capable of predictable monetization of NOLs
Serious commitment by a professional and experienced Board of Directors and two major shareholders
Early stages of evolutionary process and value creation present challenges, but high level of focus on a sound strategy translates into success